Exhibit 99.1








                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

             INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



Condensed Consolidated Balance Sheet as of June 30, 2005 (unaudited)

Condensed Consolidated Statements of Operations for the Six Months and
   Three Months Ended June 30, 2005 and 2004 (unaudited)

Condensed Consolidated Statements of Cash Flows for the Six Months Ended
    June 30, 2005 and 2004 (unaudited)

Notes to Condensed Consolidated Financial Statements

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                           JUNE 30, 2005 (UNAUDITED)



                         ASSETS

                                                                      Restated
                                                                      --------
Current Assets:
  Cash and cash equivalents                                         $    45,499
  Prepaid expenses and other current assets                               7,625
                                                                   -------------
    Total Current Assets                                                 53,124
                                                                   -------------
  Fixed assets, net of depreciation                                      22,617
                                                                   -------------
Other Assets:
  Intangible assets, net                                                528,676
  Security deposits                                                       7,065
                                                                   -------------
    Total Other Assets                                                  535,741
                                                                   -------------
TOTAL ASSETS                                                        $   611,482
                                                                   =============

        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:
  Current portion of notes payable                                  $   713,378
  Notes payable - bank                                                  200,000
  Notes payable - related parties                                       560,012
  Convertible debentures                                                835,260
  Derivative liability                                                1,038,799
  Current portion of obligations under capital lease                      2,637
  Liability for stock to be issued                                    3,462,603
  Accrued compensation                                                  218,153
  Accounts payable and accrued expenses                                 564,428
                                                                   -------------
      Total Current Liabilities                                       7,595,270
                                                                   -------------
Long-term Liabilities:
  Notes payable, net of current portion                                 610,000
  Obligations under capital lease, net of current maturities                250
                                                                   -------------
      Total Long-term Liabilities                                       610,250
                                                                   -------------
      Total Liabilities                                               8,205,520
                                                                   -------------

STOCKHOLDERS' (DEFICIT)
  Preferred stock, $.001 Par Value; 8,000,000 shares
    authorized and 0 shares issued and outstanding                          --
  Class A Preferred stock, $.001 Par Value; 2,000,000
    shares authorized and 1,315,831 shares issued and
    outstanding                                                           1,316
  Common stock, $.10 Par Value; 65,000,000 shares
    authorized and 20,997,616 shares issued and
    20,809,645 shares outstanding                                     2,099,762
  Treasury stock, 187,971 shares, at cost                               (18,797)
  Additional paid-in capital                                                 --
  Accumulated deficit                                                (9,676,319)
                                                                   -------------
      Total Stockholders' (Deficit)                                  (7,594,038)
                                                                   -------------
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                       $   611,482
                                                                   =============


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                CONDESNSED CONSOLIDATED STATEMENTS OF OPERATIONS
  FOR THE SIX MONTHS AND THREE MONTHS ENDED JUNE 30, 2005 AND 2004 (UNAUDITED)


                                                        SIX MONTHS                    THREE MONTHS
                                                         JUNE 30,                        JUNE 30,
                                                   2005            2004            2005            2004
                                               ------------    ------------    ------------    ------------
                                                (Restated)      (Restated)      (Restated)      (Restated)
OPERATING REVENUES
  Sales                                        $       --      $      6,900    $       --      $      6,900
                                               ------------    ------------    ------------    ------------

COST OF SALES
   Development costs                                  8,000           4,313           8,000           4,313
   Amortization of intangible assets                 48,061          48,061          24,030          24,030
                                               ------------    ------------    ------------    ------------
       Total Cost of Sales                           56,061          52,374          32,030          28,343
                                               ------------    ------------    ------------    ------------

GROSS (LOSS)                                        (56,061)        (45,474)        (32,030)        (21,443)
                                               ------------    ------------    ------------    ------------

OPERATING EXPENSES
   Compensation expense                             271,043         199,868         148,320         107,868
   Professional and consulting fees                 472,434         252,111         466,500         233,077
   Financing and commitment fees                     20,000          60,000          20,000          60,000
   Rent expense                                      45,749          45,704          22,875          22,187
   Other general and administrative expenses         51,155          60,415          28,280          27,430
   Depreciation and amortization                      9,033          14,220           6,003          10,841
                                               ------------    ------------    ------------    ------------
       Total Operating Expenses                     869,414         632,318         691,978         461,403
                                               ------------    ------------    ------------    ------------

LOSS BEFORE OTHER INCOME (EXPENSE)                 (925,475)       (677,792)       (724,008)       (482,846)

OTHER INCOME (EXPENSE)
   Other income (expense)                           (41,623)       (120,000)        (20,812)       (120,000)
   Interest income                                        2              27               2               4
   Interest expense                                (171,968)        (60,507)       (153,848)        (33,269)
                                               ------------    ------------    ------------    ------------
       Total Other Income (Expense)                (213,589)       (180,480)       (174,658)       (153,265)
                                               ------------    ------------    ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES       (1,139,064)       (858,272)       (898,666)       (636,111)
Provision for Income Taxes                             --              --              --              --
                                               ------------    ------------    ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES           $ (1,139,064)   $   (858,272)   $   (898,666)   $   (636,111)
                                               ============    ============    ============    ============

NET LOSS PER BASIC AND DILUTED SHARES          $      (0.07)   $      (0.11)   $      (0.05)   $      (0.08)
                                               ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                           16,449,116       7,500,000      17,727,067       7,500,000
                                               ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004 (UNAUDITED)

                                                                            2005           2004
                                                                        -----------    -----------
                                                                         (Restated)     (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                             $(1,139,064)   $  (858,272)
                                                                        -----------    -----------

   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                                           57,094         62,281
     Loss from derivative liability on convertible debenture                 99,059             --
     Common stock issued for consulting services                            376,500        150,000
     Amortization of debt extinguishment                                     41,623

  Changes in assets and liabilities
     Decrease in accounts receivable                                             --          4,155
     (Increase) in prepaid expenses and other assets                         (7,625)        (7,396)
     Increase in accrued compensation                                       159,584        145,907
     Increase (decrease) in accounts payable and
       and accrued expenses                                                 118,309         92,818
                                                                        -----------    -----------
     Total adjustments                                                      844,544        447,765
                                                                        -----------    -----------
     Net cash (used in) operating activities                               (294,520)      (410,507)
                                                                        -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from the issuance of common stock                               40,000             --
    Proceeds from note payable - bank                                            --         75,000
    Proceeds from note payable, net                                              --        120,000
    Proceeds from notes payable - related parties, net                      151,069        107,984
    Proceeds from convertible debentures                                    150,000        300,000
    Payments of obligations under capital lease                              (1,502)        (7,449)
                                                                        -----------    -----------
       Net cash provided by financing activities                            339,567        595,535
                                                                        -----------    -----------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                                45,047        185,028

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                                         452         20,884
                                                                        -----------    -----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                               $    45,499    $   205,912
                                                                        ===========    ===========
CASH PAID DURING THE YEAR FOR:
    Interest expense                                                    $    35,716    $    51,476
                                                                        ===========    ===========

SUPPLEMENTAL DISCLOSURE OF NONCASH INFORMATION:
    Common stock issued for consulting services                         $   376,500    $   150,000
                                                                        ===========    ===========
    Liability for stock to be issued                                    $ 3,462,603    $        --
                                                                        ===========    ===========
    Reclassification of deferred compensation to
      note payable - related party                                      $   150,000    $        --
                                                                        ===========    ===========
    Liabilities assumed in reverse merger
      Convertible debentures - prior owner                              $   625,000    $        --
                                                                        ===========    ===========
      Accounts payable                                                  $   150,000    $        --
                                                                        ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION

         The unaudited condensed consolidated financial statements included herein have been prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The condensed consolidated financial statements and notes are presented as permitted on Form 10-QSB and do not contain information included in the Company's annual consolidated statements and notes. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these condensed consolidated financial statements be read in conjunction with the December 31, 2004 audited financial statements and the accompanying notes thereto. While management believes the procedures followed in preparing these condensed consolidated financial statements are reasonable, the accuracy of the amounts are in some respects dependent upon the facts that will exist, and procedures that will be accomplished by the Company later in the year.

         These condensed consolidated unaudited financial statements reflect all adjustments, including normal recurring adjustments which, in the opinion of management, are necessary to present fairly the consolidated operations and cash flows for the periods presented.

         On May 19, 2005, Networth Technologies, Inc. (the "Company"), Solution Technology International, Inc. ("STI") and STI Acquisition Company Corp., a newly formed Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which the Company was required to issue shares equal to 90% of its outstanding shares at the date of the merger for 100% of the outstanding shares of STI. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by STI being the accounting acquirer. The merger was effective June 20, 2005. At this time, STI cancelled all of its certificates and will receive in excess of 173,000,000 shares of common stock of the Company. June 20, 2005 is the date in which consideration is deemed to be paid for the STI shares.

         Solution Technology International, Inc. (the "Company") incorporated in Delaware on April 27, 1993, is a software product company based in Frederick, Maryland offering an enterprise solution for the global insurance and reinsurance industry. The Company has created complex reinsurance algorithms and methodologies to support automation of complex technical accounting methods and claims recovery processes. The Company has also developed sophisticated expert underwriting methods and trend analysis tools that support the insurance and reinsurance industries.

         The Company has amended its condensed consolidated financial statements due to restatements of its financial statements for the years ended December 31, 2004 and 2003, and due to restatements made with respect to certain of the adjustments made regarding classification of liabilities and amortization of discounts on debt extinguishment that occurred in 2004.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

         Going Concern

         As shown in the accompanying financial statements the Company has incurred recurring losses of $1,139,064 and $858,272 for the six months and $898,666 and $636,111 for the three months ended June 30, 2005 and 2004, respectively, and has a working capital deficiency of $7,542,146 as of June 30, 2005. The Company is overdue on their debt obligations, and has generated very little revenue. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period.

         Management believes that the Company's capital requirements will depend on many factors including the success of the Company's stock post-merger with Solution Technology, International Inc. which occurred in May 2005, as well as its sales efforts. The Company has borrowed additional amounts from lending sources as well as related parties to fund its operations, until the Company can file a registration statement with the Securities and Exchange Commission in order to raise 12 million dollars, which the Company has received a term sheet, to enable the Company to expand and carry out its business plan. The Company's ability to continue as a going concern for a reasonable period is dependent upon management's ability to raise additional interim capital and, ultimately, achieve profitable operations. There can be no assurance that management will be able to raise sufficient capital, under terms satisfactory to the Company, if at all.

         The condensed consolidated financial statements do not include any adjustments relating to the carrying amounts of recorded assets or the carrying amounts and classification of recorded liabilities that may be required should the Company be unable to continue as a going concern.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Principles of Consolidation

         The condensed consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, the Company evaluates its estimates, including, but not limited to, those related to bad debts, income taxes and contingencies. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

         Intangible Assets

         Intangible assets consist of software and related technology is carried at cost and is amortized over the period of benefit, ten years, generally on a straight-line basis. These intangible assets are also used as security under the Loan and Security Agreement and an Intellectual Property Agreement entered into with Crosshill (see Note
         4).

         Costs incurred in creating products are charged to expense when incurred as research and development until technological feasibility is established upon completion of a working model. Thereafter, all software production costs are capitalized and carried at cost. Capitalized costs are amortized based on straight-line amortization over the remaining estimated economic life of the product - ten years. Amortization included in cost of sales is $48,061 and $48,061 for the six months ended June 30, 2005 and 2004, respectively.

         In accordance with SFAS No. 2, "Accounting for Research and Development Costs", SFAS No. 68, "Research and Development Arrangements", and SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed", technological feasibility for the product was established on January 1, 2001 with completion of the working model.

         All costs subsequent to this date have been capitalized. Management on an annual basis determines if there is further impairment on their intangible assets. All costs capitalized occurred from 2001 through 2002. At that point the software and related technology was deemed completed.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Intangible Assets (Continued)

         Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.

                                                             As of June 30, 2005
                                                     Gross
                                                    Carrying    Accumulated
                                                     Amount    Amortization     Net
                                                    --------   ------------   --------
Amortized Intangible Assets:

       Software and related technology              $961,229   $    432,553   $528,676
                                                    ========   ============   ========


Amortization Expense:

       For the six months ended June 30, 2005                 $      48,061
       For the six months ended June 30, 2004                        48,061


Estimated Amortization Expense:

       For the six months ended December 31, 2005             $      48,061
       For the year ended December 31, 2006                          96,123
       For the year ended December 31, 2007                          96,123
       For the year ended December 31, 2008                          96,123
       For the year ended December 31, 2009                          96,123
       For the year ended December 31, 2010                          96,123
                                                              -------------

                    Total                                     $     528,676
                                                              =============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Revenue Recognition

         When a software license arrangement requires us to provide significant production, customization or modification of the software, or when the customer considers these services essential to the functionality of the software product, the fees for the product license, implementation services and maintenance and support are recognized using the percentage of completion method. Under percentage of completion accounting, these revenues are recognized as work progresses based upon cost incurred. Any expected losses on contracts in progress are expensed in the period in which the losses become probable and reasonably estimable. If an arrangement includes acceptance criteria, revenue is not recognized until we can objectively demonstrate that the software or service can meet the acceptance criteria, or the acceptance period lapses, whichever occurs earlier.

         Other elements of our software arrangements are services that do not involve significant production, modification or customization of the Company's software as defined in SOP 97-2. These components do not constitute a significant amount of the revenue generated currently, and did not during the early years of the post technological feasibility period. These components are recognized as the services are performed based on the accrual method of accounting.

         Income Taxes

         The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

         Fair Value of Financial Instruments (other than Derivative Financial Instruments)

         The carrying amounts reported in the condensed consolidated balance sheet for cash and cash equivalents, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. For the notes payable, the carrying amount reported is based upon the incremental borrowing rates otherwise available to the Company for similar borrowings. For the convertible debentures, fair values were calculated at net present value using the Company's weighted average borrowing rate for debt instruments without conversion features applied to total future cash flows of the instruments.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Convertible Instruments

         The Company reviews the terms of convertible debt and equity securities for indications requiring bifurcation, and separate accounting, for the embedded conversion feature. Generally, embedded conversion features where the ability to physical or net-share settle the conversion option is not within the control of the Company are bifurcated and accounted for as a derivative financial instrument. (See Derivative Financial Instruments below). Bifurcation of the embedded derivative instrument requires allocation of the proceeds first to the fair value of the embedded derivative instrument with the residual allocated to the debt instrument. The resulting discount to the face value of the debt instrument is amortized through periodic charges to interest expense using the Effective Interest Method.

         Derivative Financial Instruments

         The Company generally does not use derivative financial instruments to hedge exposures to cash-flow or market risks. However, certain other financial instruments, such as warrants or options to acquire common stock and the embedded conversion features of debt and preferred instruments that are indexed to the Company's common stock, are classified as liabilities when either (a) the holder possesses rights to net-cash settlement or (b) physical or net share settlement is not within the control of the Company. In such instances, net-cash settlement is assumed for financial accounting and reporting, even when the terms of the underlying contracts do not provide for net-cash settlement. Such financial instruments are initially recorded at fair value and subsequently adjusted to fair value at the close of each reporting period. Fair value for option-based derivative financial instruments is determined using the Black-Scholes Valuation Method. These derivative financial instruments are indexed to an aggregate of 54,973,481 shares of the Company's common stock as of December 31, 2004 and 93,723,481 shares as of June 30, 2005 are carried at fair value. The embedded conversion feature amounted to $501,455 at December 31, 2004, and $1,038,799 at June 30, 2005 and the Company recognized a fair value adjustment of $99,059 for the six months ended June 30, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Advertising Costs

         The Company expenses the costs associated with advertising as incurred. Advertising expenses are included in the condensed consolidated statements of operations for the six months ended June 30, 2005 and 2004.

         Fixed Assets

         Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

         When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

         Accounts Receivable

         The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

         Impairment of Long-Lived Assets

         Long-lived assets, primarily fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and estimated fair value.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Earnings (Loss) Per Share of Common Stock

         Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share
         (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

         The following is a reconciliation of the computation for basic and diluted EPS:

                                                   June 30,        June 30,
                                                     2005            2004
                                                ------------    ------------
         Net loss                               $ (1,139,064)   $   (858,272)
                                                ------------    ------------
         Weighted-average common shares
         Outstanding (Basic)                      16,449,116       7,500,000

         Weighted-average common stock
         Equivalents
             Stock options                                --              --
             Warrants                                     --              --
                                                ------------    ------------
         Weighted-average common shares
         Outstanding (Diluted)                    16,449,116       7,500,000
                                                ============    ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Stock-Based Compensation

         The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees and common stock issuances are less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

         The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board
         (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services". The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

         Recent Accounting Pronouncements

         On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised
         2004), "Share-Based Payment" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R, as amended, are effective for small business issuers beginning as of the first interim period after December 15, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 3-  FIXED ASSETS

         Fixed assets as of June 30, 2005 were as follows:

                                                Estimated Useful
                                                 Lives (Years)
                                                ----------------

         Furniture and fixtures                        7               $23,268
         Machinery and equipment                      3-7               80,016
         Leasehold improvements                        6                11,870
         Vehicles                                      5                26,908
                                                                      --------

                                                                       142,062
         Less: accumulated depreciation                                119,445
                                                                      --------
         Property and equipment, net                                  $ 22,617
                                                                      ========

         Included in machinery and equipment is $11,298 in equipment held under capital lease. The accumulated depreciation on this equipment as of June 30, 2005 is $7,492. There was $9,033 and $14,220 charged to operations for depreciation expense for the six months ended June 30, 2005 and 2004, respectively.

NOTE 4-  NOTES PAYABLE

         The Company entered into an agreement with the Swiss Pool for Aviation Insurance ("SPL") whereby SPL advanced the Company under their Master SurSITE Agreement, a license/hosting fee and associated professional service fees. Advanced fees were recognized as both revenue to the Company for achieving certain benchmarks in accordance with the agreement, and certain fees were advances to be repaid due to contractual obligations to SPL. The original terms were for the advances to be repaid in a period not to exceed five years, no interest. In 2004, interest started accruing at 2.5% annually. The Company originally was advanced $700,000 from June 2002 through October 2002, and credited one quarterly maintenance fee of $35,000 in 2002 and two quarterly maintenance fees totaling $70,000 in 2003. Additionally, SPL advanced another $200,000 in 2003 at 9% interest annually of which $45,000 was repaid in June 2004. Interest expense for the six months ended June 30, 2005 and 2004 were $9,375 and $11,950, respectively. The note payable balance due at June 30, 2005 was $750,000. All amounts are included as current liabilities due to the fact that these amounts are due on demand.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 4-  NOTES PAYABLE  (CONTINUED)

         The Company entered into a revolving promissory note agreement (the "Agreement") with Crosshill Georgetown Capital, L.P. ("Crosshill") on January 10, 2003. Pursuant to the Agreement, Crosshill loaned the Company $750,000 which matures upon the earlier of the Company closing on an equity raise of not less than $2,000,000 or July 10, 2003, which has been amended on various occasions through December 31, 2004. The note accrued interest at 12% annually. This note was converted to long-term debt on July 1, 2004. The Company had $650,000 outstanding at June 30, 2005. Interest expense for the six months ended June 30, 2005 and 2004 was $24,375 and $45,750 due to added interest payments due to late payments made by the Company. In accordance with EITF 96-16, "Debtor's Accounting for a Modification or Exchange of Debt Instruments," the Company has recognized a gain of $83,245 due to a substantial modification to the terms of the note agreement. As of June 30, 2005 $41,623 has been amortized into expense.

         The amounts are secured by a Loan and Security Agreement and an Intellectual Property Security Agreement which includes the Company's software and related technology. In addition, the Company issued 18,604,900 warrants to CrossHill for inducement to enter into the Agreement. In accordance with the third amendment which established March 31, 2004 as the new maturity date, these warrants increase 1,200,000 per month effective April 2004 through June 2004, should the Company fail to repay the note. The value of the warrants utilizing the relative fair value of the instrument amounted to $35,000.


         Notes payable at June 30, 2005 consists of the following:

         Installment note payable to SPL through
         September 2008, principal payment of $50,000 due
         quarterly commencing January 1, 2005 for 15 quarters
         with an annual interest rate of 2.5%.                      $   750,000

         Installment note payable to Crosshill due through
         April 2007, principal payments of $65,000 payable
         quarterly commencing October 1, 2004 (extended to
         January 1, 2007) interest at 7.5% (with an
         effective interest rate of 12%) due monthly net of
         gain on debt extinguishment of $41,622                         573,378
                                                                    ------------

         Total notes payable                                          1,323,378
         Less current maturities                                        713,378
                                                                    ------------

      Notes payable - net of current maturities                     $   610,000
                                                                    ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 4-  NOTES PAYABLE  (CONTINUED)

         The approximate aggregate amount of all note payable maturities for the next four periods ending June 30, 2005 is as follows:

                      2006                  $   713,378
                      2007                      360,000
                      2008                      200,000
                      2009                       50,000
                                            ------------
                                            $ 1,323,378
                                            ============

NOTE 5-  NOTES PAYABLE - BANK

         The Company during 2004 maintained a $200,000 Line of Credit with two banks. The Company would borrow funds from time to time for working capital needs. Interest on the lines of credit were variable at prime rate plus 2.5% (8.50% at June 30, 2005). The balance at June 30, 2005 was $200,000. Interest for the six months ended June 30, 2005 and 2004 was $11,500 and $1,665, respectively.

NOTE 6-  NOTES PAYABLE - RELATED PARTIES

         The Company has notes payable due to three related parties:

         Two unsecured notes payable in the aggregate amount of $50,000 to a director of the organization, due June 2005 or upon obtaining an equity line of credit whichever is earlier, with interest payable at 8%. Interest expense for the six months ended June 30, 2005 and 2004 was $2,000 and $300, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note. The Company recorded the issuance of 4,000,000 warrants in connection with these notes at $8,000 and that amount is included in additional paid-in capital.

         An unsecured note payable in the amount of $50,000 to an officer of the Company, due December 31, 2004, which has been extended until the Company obtains an equity line of credit, with interest payable at 6.5% and increased to amounts up to $100,000. The balance outstanding at June 30, 2005 is $52,134. Interest expense for the six months ended June 30, 2005 and 2004 was $3,406 and $843, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 6-  NOTES PAYABLE - RELATED PARTIES (CONTINUED)

         The Company on March 24, 2005 settled with a former officer/employee of the Company who was owed back pay. The settlement was for $166,943, $16,943 due at the signing of the settlement agreement and the remaining $150,000 in the form of a promissory note due August 22, 2005 in one lump payment. The note was not paid in August 2005, and extended by the parties until the filing of the disclosure statement with the Securities and Exchange Commission.

         An unsecured $10,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the six months ended June 30, 2005 was $292.

         An unsecured $20,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the six months ended June 30, 2005 was $557.

         On March 25, 2005, the Company and a director entered into a promissory note agreement for $17,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum. Interest expense for the six months ended June 30, 2005 was $453.

         On June 24, 2005, the Company and a director entered into a convertible promissory note agreement for $100,000, replacing a promissory note entered into January 7, 2005, due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum. Interest expense for the six months ended June 30, 2005 was $167.


NOTE 7-  CONVERTIBLE DEBENTURES

         On June 28, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Under the Securities Purchase Agreement, Cornell Capital Partners was obligated to purchase $600,000 of secured convertible debentures from the Company. The Company also entered into a $400,000 convertible debenture which was utilized for payment of consulting services. This debenture has a maturity date of June 29, 2007, is non-interest bearing, and convertible into 19,121,211 shares of common stock.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         On June 29, 2004, Cornell Capital Partners purchased $300,000 of convertible debentures and purchased $300,000 additional debentures on August 26, 2004. These debentures accrue interest at a rate of 5% per year. The debentures are convertible into the Company's common stock at the holders' option any time up to maturity at an agreed-upon conversion price. The assets of the Company in accordance with an Inter-creditor Agreement secure the debentures. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at an agreed-upon conversion price. The convertible debentures meet the definition of hybrid instruments, as defined in SFAS 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133). The hybrid instruments are comprised of a i) a debt instrument, as the host contract and ii) an option to convert the debentures into common stock of the Company, as an embedded derivative. The embedded derivative derives its value based on the underlying fair value of the Company's common stock. The Embedded Derivative is not clearly and closely related to the underlying host debt instrument since the economic characteristics and risk associated with this derivative are based on the common stock fair value. The Company has separated the embedded derivative from the hybrid instrument based on an independent valuation of $1,038,799 and classified the Embedded Derivative as a current liability with an offsetting debit to debt discount, which will be amortized over the term of the debenture based on the effective interest method.

         The embedded derivative does not qualify as a fair value or cash flow hedge under SFAS No. 133. Accordingly, changes in the fair value of the embedded derivative are immediately recognized in earnings and classified as a gain or loss on the embedded derivative financial instrument in the accompanying statements of operations. There was a $99,059 change in fair value during the six months ended June 30, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         On June 6, 2005 the Company issued a secured debenture to Montgomery Equity Partners, Ltd. in the principal amount of $250,000 with interest to accrue at the rate of 12% per year on the unpaid principal balance. Under the terms of the convertible debenture, all principal and accrued interest is payable at the Company's election on the third year anniversary of June 6, 2007 or may be converted by Montgomery Equity Partners at its election at a conversion price equal to the lesser of
         (i) an amount equal to 110% of the initial bid price of the Company's common stock submitted on Form 211 by a registered market maker to an approved by the NASD or (ii) an amount equal to 80% of the lowest closing bid price of the Company's common stock as quoted by Bloomberg, LP for the five trading days immediately preceding the conversion date. The Company has the right to redeem a portion of all the outstanding principal at a price of 120% of the amount redeemed plus accrued interest. If the Company exercises its right of redemption it must issue a warrant to Cornell Capital to purchase 50,000 shares of the Company's common stock for every $100,000 redeemed. The Company must register any shares of its common stock received by Cornell Capital through conversion or under the warrant should the Company exercise its right of redemption.

         On July 5, 2004, the Company entered into an agreement with Knightsbridge Capital ("Knightsbridge"), whereby Knightsbridge would help the Company obtain capital financing. Upon raising $500,000, Knightsbridge is entitled to common stock equal to 4.99% of the then fully diluted common stock outstanding. The agreement contains an anti-dilution clause which guarantees Knightsbridge cannot be diluted below this percentage for a period of six months from July 5, 2004. In February 2005, the Company issued Knightsbridge 639,891 shares of common stock value at $63,989. The value was included in discount on convertible debentures and is being amortized over the term of the debentures.

         In January 2005, the Company issued an additional $225,000 of convertible debentures for a total of $625,000 of debentures that are convertible into shares of common stock at a price equal to either (a) an amount equal to one hundred twenty percent (120%) of the closing bid price of the common stock as of the closing date or (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the common stock for the thirty trading days immediately preceding the conversion date. The convertible debentures mature in August 2005 and have full registration rights.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         Interest expense on the convertible debentures was $16,500 for the six months ended June 30, 2005. Accrued interest at June 30, 2005 is $26,335.

NOTE 8-  COMMITMENTS AND CONTINGENCIES

         Capital Lease Obligations

         The Company is the lessee of computer equipment and office equipment under capital leases expiring during 2006 in the amount of $11,298. The leases are collateralized by the equipment.

         Minimum lease payments under capital leases at June 30, 2005, are as follows:

                           2006                      $   3,247
                           2007                            271
                                                     ---------
                                                         3,518

             Less: amounts representing interest          (631)
             Less: current portion                      (2,637)
                                                     ----------
                           Long-term portion         $      250
                                                     ==========


         Operating Lease

         The Company has a facility lease for office space and equipment leases with various expiration dates through 2006. Monthly payments for all leases range from $99 to $7,625 per month.

         Minimum lease payments under operating leases at June 30, 2005, are as follows:

             2006                                    $  91,698

         Rent expense for the six months ended June 30, 2005 and 2004 was $45,749 and $45,704, respectively.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004


NOTE 9-  STOCKHOLDERS' DEFICIT

         Preferred Stock

         On May 14, 2002, the Company's Board of Directors adopted a certificate for 1,000,000 shares (amended on April 17, 2003 to 2,000,000 shares) of the 10,000,000 shares of preferred stock authorized by the shareholders at the Annual Meeting (the "Certificate of Designation"). The Certificate of Designation designated 2,000,000 shares as "Class A Non-Voting, Convertible Preferred Stock" (the "Class A Preferred Stock"). The holder of shares of the Class A Preferred Stock will be entitled to all dividends declared by the Board of Directors at a rate per share 10 times that paid per share of common stock, and will be entitled to convert each share of Class A Preferred Stock for 10 shares of common stock (subject to adjustment upon the occurrence of certain events as specified in the Certificate of Designation), but only to the extent that the aggregate number of shares of common stock held by the holder (and any other person with whom the holder must aggregate shares for purposes of Commission Rule 144) is less than 5% of the Company's outstanding common stock so that the holder will not be deemed to have "control" within the meaning of Commission Rule 405.

         The Certificate of Designation further provides: (1) for liquidation rights that treat one share of Class A Preferred Stock as if it were 1000 shares of common stock in the event of the liquidation, dissolution or winding up of the Company; (2) that the Class A Preferred Stock will have no voting rights; and (3) that no holder of Class A Preferred Stock may serve as an officer or director of the Company, or serve in any capacity with the Company that would render such person a "control person" within the meaning of the Securities Exchange Act.

         The Company at June 30, 2005 has 1,315,831 of the Class A Preferred Shares issued and outstanding. Of these shares, 50,000 were converted to common stock on July 18, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 9-  STOCKHOLDERS' DEFICIT (CONTINUED)

         Common Stock

         As of June 30, 2005, the Company has 65,000,000 shares of common stock authorized and 20,997,616 shares issued and 20,809,645 outstanding. The par value of the common stock is $.10.

         During the six months ended June 30, 2005, the Company issued:

         907,000 shares of common stock in conversion of 90,700 Class A Preferred Shares.

         638,891 shares of common stock to Knightsbridge as noted in Note 10 under the convertible debenture agreement.

         450,000 shares of common stock for services rendered valued at $45,000.

         5,062,450 shares of common stock valued at $694,495 (ranging from $.05 per share to $.10 per share) for director fees.

         Upon the effective Schedule 14C, the Company will have the available authorized shares to issue to STI for the merger. The Company has reflected a liability for stock to be issued at $.02 per share for the 173,130,150 shares to be issued to STI in consideration for the 100% of STI shares which were cancelled June 20, 2005, the effective date of the merger of the two companies.

         Stock Options and Warrants

         If compensation expense for the Company's stock-based compensation plans had been determined consistent with SFAS 123, amended by SFAS 148, the Company's net income and net income per share including pro forma results would have been the amounts indicated below:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 9-  STOCKHOLDERS' DEFICIT (CONTINUED)

           Stock Options and Warrants (Continued)


                                                                      Six Months Ended June 30,
                                                                        2005              2004
                                                                        ----              ----
           Net loss:
             As reported                                            ($1,139,064)       ($858,272)
             Add: Stock-based employee compensation expense
                included in reported net loss, net of related
                tax effects                                                  --               --
             Less: Total stock-based employee compensation
                expense determined under fair value based
                method for all awards, net of related tax
                effects                                                     (--)             (--)
                                                                    ------------       ---------
              Pro forma                                              ($1,139,064)      ($858,272)
           Net loss per share:
              As reported:
                 Basic                                                    ($0.07)         ($0.11)
                 Diluted                                                  ($0.07)         ($0.11)
              Pro forma:
                 Basic                                                    ($0.07)         ($0.11)
                 Diluted                                                  ($0.07)         ($0.11)

NOTE 10- PROVISION FOR INCOME TAXES

         Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

         At June 30, 2005, deferred tax assets consist of the following:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 10- PROVISION FOR INCOME TAXES (CONTINUED)

                                                     2005
                                                 -----------
         Net operating losses                    $ 2,112,663
         Amortization of intangible assets          (16,020)
                                                 -----------
                                                   2,096,643

         Valuation allowance                     (2,096,643)
                                                 -----------

                                                 $         -
                                                 ===========

         At June 30, 2005, the Company had a net operating loss carryforward in the approximate amount of $6,213,716, available to offset future taxable income through 2025. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

         A reconciliation of the Company's effective tax rate as a percentage of income before taxes and federal statutory rate for the six months ended June 30, 2005 and 2004 is summarized as follows:

                                                      --------------------------
                                                          2005         2004
                                                      -----------  -------------

         Federal statutory rate                         (34.0)%       (34.0)%

         State income taxes, net of federal benefits      3.3           3.3

         Valuation allowance                             30.7          30.7
                                                      -----------  -------------
                                                            0%           0%
                                                      ===========  =============

NOTE 11- LITIGATION

         During 2005, the Company received notice of a lawsuit initiated against the Company by Sacks, Sax, Klein in the County Court of Palm Beach County, Florida. The Plaintiff is claiming damages of $8,539.80. No settlement has been reached. The litigation is active.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

              INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)

Condensed Consolidated Statements of Operations for the Nine Months and
   Three Months Ended September 30, 2005 and 2004 (unaudited)

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended
    September 30, 2005 and 2004 (unaudited)

Notes to Condensed Consolidated Financial Statements

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                         SEPTEMBER 30, 2005 (UNAUDITED)

                         ASSETS
                                                                      Restated
                                                                      --------
Current Assets:
  Cash and cash equivalents                                        $     17,288
                                                                   -------------

    Total Current Assets                                                 17,288
                                                                   -------------

  Fixed assets, net of depreciation                                      18,100
                                                                   -------------
Other Assets:
  Intangible assets, net                                                504,645
  Security deposits                                                       7,065
                                                                   -------------

    Total Other Assets                                                  511,710
                                                                   -------------

TOTAL ASSETS                                                       $    547,098
                                                                   =============
        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:
  Current portion of notes payable                                 $    849,190
  Notes payable - bank                                                  216,500
  Notes payable - related parties                                       578,103
  Convertible debentures                                                835,260
  Derivative liability                                                2,077,598
  Current portion of obligations under capital lease                      2,337
  Liability for stock to be issued                                    3,272,721
  Accrued compensation                                                  397,753
  Accounts payable and accrued expenses                                 848,726
                                                                   -------------

      Total Current Liabilities                                       9,078,188
                                                                   -------------
Long-term Liabilities:
  Notes payable, net of current portion                                 495,000
                                                                   -------------

      Total Long-term Liabilities                                       495,000
                                                                   -------------

      Total Liabilities                                               9,573,188
                                                                   -------------
STOCKHOLDERS' (DEFICIT)
  Preferred stock, $.001 Par Value; 8,000,000 shares authorized
    and 0 shares issued and outstanding                                      --
  Class A Preferred stock, $.001 Par Value; 2,000,000 shares
    authorized and 1,265,831 shares issued and outstanding                1,266
  Common stock, $.10 Par Value; 65,000,000 shares authorized and 30,991,616 shares issued and 30,803,645 shares
    outstanding                                                       3,099,172
  Treasury stock, 187,971 shares, at cost                               (18,797)
  Additional paid-in capital                                                 --
  Accumulated deficit                                               (12,107,731)
                                                                   -------------
      Total Stockholders' (Deficit)                                  (9,026,090)
                                                                   -------------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                      $    547,098
                                                                   =============

         The accompanying notes are an integral part of the condensed consolidated financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                CONDESNSED CONSOLIDATED STATEMENTS OF OPERATIONS
     FOR THE NINE MONTHS AND THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                                  (UNAUDITED)


                                                        NINE MONTHS                   THREE MONTHS
                                                       SEPTEMBER 30,                  SEPTEMBER 30,
                                                    2005           2004            2005            2004
                                               ------------    ------------    ------------    ------------
                                                 (Restated)      (Restated)      (Restated)
OPERATING REVENUES
  Sales                                        $      5,000    $      6,900    $      5,000    $       --
                                               ------------    ------------    ------------    ------------

COST OF SALES
   Development costs                                  8,000           4,313            --              --
   Amortization of intangible assets                 72,092          72,092          24,031          24,031
                                               ------------    ------------    ------------    ------------
       Total Cost of Sales                           80,092          76,405          24,031          24,031
                                               ------------    ------------    ------------    ------------

GROSS (LOSS)                                        (75,092)        (69,505)        (19,031)        (24,031)
                                               ------------    ------------    ------------    ------------

OPERATING EXPENSES
   Compensation expense                             454,143         302,374         183,100         102,506
   Professional and consulting fees                 699,993         335,830         227,559          83,719
   Financing and commitment fees                     20,000          60,000            --              --
   Rent expense                                      68,623          75,287          22,874          29,583
   Other general and administrative expenses         73,153          85,675          21,998          25,260
   Depreciation and amortization                     13,550          15,844           4,517           1,624
                                               ------------    ------------    ------------    ------------
       Total Operating Expenses                   1,329,462         875,010         460,048         242,692
                                               ------------    ------------    ------------    ------------

LOSS BEFORE OTHER INCOME (EXPENSE)               (1,404,554)       (944,515)       (479,079)       (266,723)

OTHER INCOME (EXPENSE)
   Other income (expense)                           (62,434)       (120,000)        (20,811)           --
   Interest income                                       19             158              17             131
   Interest expense                              (1,294,028)       (103,885)     (1,098,970)        (43,378)
                                               ------------    ------------    ------------    ------------
       Total Other Income (Expense)              (1,356,443)       (223,727)     (1,119,764)        (43,247)
                                               ------------    ------------    ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES       (2,760,997)     (1,168,242)     (1,598,843)       (309,970)
Provision for Income Taxes                             --              --              --              --
                                               ------------    ------------    ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES           $ (2,760,997)   $ (1,168,242)   $ (1,598,843)   $   (309,970)
                                               ============    ============    ============    ============

NET LOSS PER BASIC AND DILUTED SHARES          $      (0.13)   $      (0.03)   $      (0.05)   $      (0.01)
                                               ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                           20,866,683      42,095,367      29,557,766      45,775,000
                                               ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)


                                                                    2005          2004
                                                                ------------  -----------
                                                                 (Restated)    (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                     $(2,760,997)  $(1,168,242)
                                                                ------------  -----------
   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                                  85,642         87,936
     Loss from derivative liability on convertible debenture     1,137,858             --
     Common stock issued for consulting services                   376,500        150,000
     Amortization of debt extinguishment                            62,434             --

  Changes in assets and liabilities
     Decrease in accounts receivable                                    --         11,055
     (Increase) in prepaid expenses and other assets                    --             --
     Increase in deferred compensation                             339,184        (11,000)
     Increase (decrease) in accounts payable and
       and accrued expenses                                        402,608        198,918
                                                               -----------    -----------
     Total adjustments                                           2,404,226        436,909
                                                               -----------    -----------
     Net cash (used in) operating activities                      (356,771)      (731,333)
                                                               -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from the issuance of common stock                      40,000             --
    Proceeds from note payable - bank                               16,500         75,000
    Payments of notes payable, net                                      --        (25,000)
    Proceeds from notes payable - related parties, net             169,160        100,000
    Proceeds from convertible debentures                           150,000        600,000
    Payments of obligations under capital lease                     (2,053)        (7,811)
                                                               -----------    -----------
       Net cash provided by financing activities                   373,607        742,189
                                                               -----------    -----------
NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                       16,836         10,856

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                                452         20,884
                                                               -----------    -----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                      $    17,288    $    31,740
                                                               ===========    ===========
CASH PAID DURING THE YEAR FOR:
    Interest expense                                           $    35,716    $   104,886
                                                               ===========    ===========
SUPPLEMENTAL DISCLOSURE OF NONCASH INFORMATION:

    Common stock issued for consulting services                $   376,500    $   150,000
                                                               ===========    ===========
    Liability for shares to be issued                          $ 3,272,721    $        --
                                                               ===========    ===========
    Reclassification of deferred compensation to
       note payable - related party                            $   150,000    $        --
                                                               ===========    ===========
    Liabilities assumed in reverse merger
      Convertible debentures - prior owner                     $   625,000    $        --
                                                               ===========    ===========
      Accounts payable                                         $   150,000    $        --
                                                               ===========    ===========


    The accompanying notes are an integral part of the financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION

         The unaudited condensed consolidated financial statements included herein have been prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The condensed consolidated financial statements and notes are presented as permitted on Form 10-QSB and do not contain information included in the Company's annual consolidated statements and notes. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these condensed consolidated financial statements be read in conjunction with the December 31, 2004 audited financial statements and the accompanying notes thereto. While management believes the procedures followed in preparing these condensed consolidated financial statements are reasonable, the accuracy of the amounts are in some respects dependent upon the facts that will exist, and procedures that will be accomplished by the Company later in the year.

         These condensed consolidated unaudited financial statements reflect all adjustments, including normal recurring adjustments which, in the opinion of management, are necessary to present fairly the consolidated operations and cash flows for the periods presented.

         On May 19, 2005, Networth Technologies, Inc. (the "Company"), Solution Technology International, Inc. ("STI") and STI Acquisition Company Corp., a newly formed Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which the Company was required to issue shares equal to 90% of its outstanding shares at the date of the merger for 100% of the outstanding shares of STI. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by STI being the accounting acquirer. The merger was effective June 20, 2005. At this time, STI cancelled all of its certificates and will receive in excess of 173,000,000 shares of common stock of the Company. June 20, 2005 is the date in which consideration is deemed to be paid for the STI shares. STI received 9,494,100 of these shares in the quarter ended September 30, 2005.

         Solution Technology International, Inc. (the "Company") incorporated in Delaware on April 27, 1993, is a software product company based in Frederick, Maryland offering an enterprise solution for the global insurance and reinsurance industry. The Company has created complex reinsurance algorithms and methodologies to support automation of complex technical accounting methods and claims recovery processes. The Company has also developed sophisticated expert underwriting methods and trend analysis tools that support the insurance and reinsurance industries.

         The Company has amended its condensed consolidated financial statements due to restatements of s its financial statements for the years ended December 31, 2004 and 2003, and due to restatements made with respect to certain of the adjustments regarding classification of liabilities and amortization of discounts on debt extinguishment that occurred in 2004.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

         Going Concern

         As shown in the accompanying financial statements the Company has incurred recurring losses of $2,760,997 and $1,168,242 for the nine months and $1,598,843 and $309,970 for the three months ended September 30, 2005 and 2004, respectively, and has a working capital deficiency of $9,060,900 as of September 30, 2005. The Company is overdue on their debt obligations, and has generated very little revenue. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period.

         Management believes that the Company's capital requirements will depend on many factors including the success of the Company's stock post-merger with Solution Technology, International Inc. which occurred in May 2005, as well as its sales efforts. The Company has borrowed additional amounts from lending sources as well as related parties to fund its operations, until the Company can file a registration statement with the Securities and Exchange Commission in order to raise 12 million dollars, which the Company has received a term sheet, to enable the Company to expand and carry out its business plan. The Company's ability to continue as a going concern for a reasonable period is dependent upon management's ability to raise additional interim capital and, ultimately, achieve profitable operations. There can be no assurance that management will be able to raise sufficient capital, under terms satisfactory to the Company, if at all.

         The condensed consolidated financial statements do not include any adjustments relating to the carrying amounts of recorded assets or the carrying amounts and classification of recorded liabilities that may be required should the Company be unable to continue as a going concern.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Principles of Consolidation

         The condensed consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, the Company evaluates its estimates, including, but not limited to, those related to bad debts, income taxes and contingencies. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

         Intangible Assets

         Intangible assets consist of software and related technology is carried at cost and is amortized over the period of benefit, ten years, generally on a straight-line basis. These intangible assets are also used as security under the Loan and Security Agreement and an Intellectual Property Agreement entered into with Crosshill (see Note
         4).

         Costs incurred in creating products are charged to expense when incurred as research and development until technological feasibility is established upon completion of a working model. Thereafter, all software production costs are capitalized and carried at cost. Capitalized costs are amortized based on straight-line amortization over the remaining estimated economic life of the product - ten years. Amortization included in cost of sales is $72,092 and $72,092 for the nine months ended September 30, 2005 and 2004, respectively.

         In accordance with SFAS No. 2, "Accounting for Research and Development Costs", SFAS No. 68, "Research and Development Arrangements", and SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed", technological feasibility for the product was established on January 1, 2001 with completion of the working model.

         All costs subsequent to this date have been capitalized. Management on an annual basis determines if there is further impairment on their intangible assets. All costs capitalized occurred from 2001 through 2002. At that point the software and related technology was deemed completed.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Intangible Assets (Continued)

         Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.


                                                                As of September 30, 2005
                                                          Gross
                                                         Carrying    Accumulated
                                                          Amount     Amortization       Net
                                                       -----------  -------------  ------------
Amortized Intangible Assets:

       Software and related technology                 $  961,229   $    456,584   $   504,645
                                                       ===========  =============  ============


Amortization Expense:

       For the nine months ended September 30, 2005                 $     72,092
       For the nine months ended September 30, 2004                       72,092


Estimated Amortization Expense:

       For the three months ended December 31, 2005                 $     24,030
       For the year ended December 31, 2006                               96,123
       For the year ended December 31, 2007                               96,123
       For the year ended December 31, 2008                               96,123
       For the year ended December 31, 2009                               96,123
       For the year ended December 31, 2010                               96,123
                                                                    -------------

                    Total                                           $    504,645
                                                                    =============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Revenue Recognition When a software license arrangement requires us to provide significant production, customization or modification of the software, or when the customer considers these services essential to the functionality of the software product, the fees for the product license, implementation services and maintenance and support are recognized using the percentage of completion method. Under percentage of completion accounting, these revenues are recognized as work progresses based upon cost incurred. Any expected losses on contracts in progress are expensed in the period in which the losses become probable and reasonably estimable. If an arrangement includes acceptance criteria, revenue is not recognized until we can objectively demonstrate that the software or service can meet the acceptance criteria, or the acceptance period lapses, whichever occurs earlier.

         Other elements of our software arrangements are services that do not involve significant production, modification or customization of the Company's software as defined in SOP 97-2. These components do not constitute a significant amount of the revenue generated currently, and did not during the early years of the post technological feasibility period. These components are recognized as the services are performed based on the accrual method of accounting.

         Income Taxes

         The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

         Fair Value of Financial Instruments (other than Derivative Financial Instruments)

         The carrying amounts reported in the condensed consolidated balance sheet for cash and cash equivalents, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. For the notes payable, the carrying amount reported is based upon the incremental borrowing rates otherwise available to the Company for similar borrowings. For the convertible debentures, fair values were calculated at net present value using the Company's weighted average borrowing rate for debt instruments without conversion features applied to total future cash flows of the instruments.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Convertible Instruments

         The Company reviews the terms of convertible debt and equity securities for indications requiring bifurcation, and separate accounting, for the embedded conversion feature. Generally, embedded conversion features where the ability to physical or net-share settle the conversion option is not within the control of the Company are bifurcated and accounted for as a derivative financial instrument. (See Derivative Financial Instruments below). Bifurcation of the embedded derivative instrument requires allocation of the proceeds first to the fair value of the embedded derivative instrument with the residual allocated to the debt instrument. The resulting discount to the face value of the debt instrument is amortized through periodic charges to interest expense using the Effective Interest Method.

         Derivative Financial Instruments

         The Company generally does not use derivative financial instruments to hedge exposures to cash-flow or market risks. However, certain other financial instruments, such as warrants or options to acquire common stock and the embedded conversion features of debt and preferred instruments that are indexed to the Company's common stock, are classified as liabilities when either (a) the holder possesses rights to net-cash settlement or (b) physical or net share settlement is not within the control of the Company. In such instances, net-cash settlement is assumed for financial accounting and reporting, even when the terms of the underlying contracts do not provide for net-cash settlement. Such financial instruments are initially recorded at fair value and subsequently adjusted to fair value at the close of each reporting period. Fair value for option-based derivative financial instruments is determined using the Black-Scholes Valuation Method. These derivative financial instruments are indexed to an aggregate of 54,973,481 shares of the Company's common stock as of December 31, 2004 and 93,723,481 as of September 30, 2005 and are carried at fair value. The embedded conversion feature amounted to $501,455 at December 31, 2004, and $2,077,598 at September 30, 2005 and the Company recognized a fair value adjustment during the nine months ended September 30, 2005 of $1,137,858.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Advertising Costs

         The Company expenses the costs associated with advertising as incurred. Advertising expenses are included in the condensed consolidated statements of operations for the nine months ended September 30, 2005 and 2004.

         Fixed Assets

         Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

         When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

         Accounts Receivable

         The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

         Impairment of Long-Lived Assets

         Long-lived assets, primarily fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and estimated fair value.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Earnings (Loss) Per Share of Common Stock

         Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share
         (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

         The following is a reconciliation of the computation for basic and diluted EPS:

                                            September 30,   September 30,
                                                2005            2004
                                            ------------    ------------

Net loss                                    $ (2,760,997)   $ (1,168,242)
                                            ------------    ------------

Weighted-average common shares
Outstanding (Basic)                           20,866,683      42,095,367

Weighted-average common stock
Equivalents
     Stock options
     Warrants
                                            ------------    ------------
Weighted-average common shares
Outstanding (Diluted)                         20,866,683      42,095,367
                                            ============    ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Stock-Based Compensation

         The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees and common stock issuances are less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

         The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board
         (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services". The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

         Recent Accounting Pronouncements

         On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised
         2004), "Share-Based Payment" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R, as amended, are effective for small business issuers beginning as of the first interim period after December 15, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 3-  FIXED ASSETS

         Fixed assets as of September 30, 2005 were as follows:

                                                 Estimated Useful
                                                  Lives (Years)
                                                  -------------
         Furniture and fixtures                         7              $23,268
         Machinery and equipment                       3-7              80,016
         Leasehold improvements                         6               11,870
         Vehicles                                       5               26,908
                                                                        ------
                                                                       142,062
         Less: accumulated depreciation                                123,962
                                                                       -------
         Property and equipment, net                                  $ 18,100
                                                                      ========

         Included in machinery and equipment is $11,298 in equipment held under capital lease. The accumulated depreciation on this equipment as of September 30, 2005 is $7,895. There was $13,550 and $15,844 charged to operations for depreciation expense for the nine months ended September 30, 2005 and 2004, respectively.

         NOTE 4- NOTES PAYABLE

         The Company entered into an agreement with the Swiss Pool for Aviation Insurance ("SPL") whereby SPL advanced the Company under their Master SurSITE Agreement, a license/hosting fee and associated professional service fees. Advanced fees were recognized as both revenue to the Company for achieving certain benchmarks in accordance with the agreement, and certain fees were advances to be repaid due to contractual obligations to SPL. The original terms were for the advances to be repaid in a period not to exceed five years, no interest. In 2004, interest started accruing at 2.5% annually. The Company originally was advanced $700,000 from June 2002 through October 2002, and credited one quarterly maintenance fee of $35,000 in 2002 and two quarterly maintenance fees totaling $70,000 in 2003. Additionally, SPL advanced another $200,000 in 2003 at 9% interest annually of which $45,000 was repaid in June 2004. Interest expense for the nine months ended September 30, 2005 and 2004 were $14,063 and $18,049, respectively. The note payable balance due at September 30, 2005 was $750,000. All amounts are included as current liabilities due to the fact that these amounts are due on demand.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 4-  NOTES PAYABLE  (CONTINUED)

         The Company entered into a revolving promissory note agreement (the "Agreement") with Crosshill Georgetown Capital, L.P. ("Crosshill") on January 10, 2003. Pursuant to the Agreement, Crosshill loaned the Company $750,000 which matures upon the earlier of the Company closing on an equity raise of not less than $2,000,000 or July 10, 2003, which has been amended on various occasions through December 31, 2004. The note accrued interest at 12% annually. This note was converted to long-term debt on July 1, 2004. The Company had $650,000 outstanding at September 30, 2005. Interest expense for the nine months ended September 30, 2005 and 2004 was $28,500 and $87,792 due to added interest payments due to late payments made by the Company. In accordance with EITF 96-16, "Debtor's Accounting for a Modification or Exchange of Debt Instruments," the Company has recognized a gain of $83,245 due to a substantial modification to the terms of the note agreement. As of September 30, 2005 $62,434 has been amortized into expense.

         The amounts are secured by a Loan and Security Agreement and an Intellectual Property Security Agreement which includes the Company's software and related technology. In addition, the Company issued 18,604,900 warrants to CrossHill for inducement to enter into the Agreement. In accordance with the third amendment which established March 31, 2004 as the new maturity date, these warrants increase 1,200,000 per month effective April 2004 through June 2004, should the Company fail to repay the note. The value of the warrants utilizing the relative fair value of the instrument amounted to $35,000.


         Notes payable at September 30, 2005 consists of the following:

         Installment note payable to SPL through
         September 2008, principal payment of $50,000 due
         quarterly commencing January 1, 2005 for 15 quarters
         with an annual interest rate of 2.5%.                                 $   750,000

         Installment note payable to Crosshill due through
         April 2007, principal payments of $65,000 payable
         quarterly commencing October 1, 2004 (extended to
         January 1, 2007) interest at 7.5% (with an effective
         interest rate of 12%) due monthly net of gain on debt .
         extinguishment of $20,811                                                 594,190
                                                                              -------------

         Total notes payable                                                     1,344,190
         Less current maturities                                                   849,190
                                                                              -------------

         Notes payable - net of current maturities                             $   495,000
                                                                              =============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 4-  NOTES PAYABLE  (CONTINUED)


         The approximate aggregate amount of all note payable maturities for the next three periods ending September 30, 2005 is as follows:

                      2006               $   849,190
                      2007                   295,000
                      2008                   200,000
                                         ------------
                                         $ 1,344,190
                                         ============

NOTE 5-  NOTES PAYABLE - BANK

         On September 29, 2005, the Company increased their lines of credit to $216,500 from $200, with two banks. The Company would borrow funds from time to time for working capital needs. Interest on the lines of credit were variable at prime rate plus 2.5% (9.00% at September 30, 2005). The balance at September 30, 2005 was $216,500. Interest for the nine months ended September 30, 2005 and 2004 was $20,451 and $2,957, respectively.

NOTE 6-  NOTES PAYABLE - RELATED PARTIES

         The Company has notes payable due to three related parties:

         Two unsecured notes payable in the aggregate amount of $50,000 to a director of the organization, due June 2005 or upon obtaining an equity line of credit whichever is earlier, with interest payable at 8%. Interest expense for the nine months ended September 30, 2005 and 2004 was $3,000 and $1,333, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note. The Company recorded the issuance of 4,000,000 warrants in connection with these notes at $8,000 and that amount is included in additional paid-in capital.

         An unsecured note payable in the amount of $50,000 to an officer of the Company, due December 31, 2004, which has been extended until the Company obtains an equity line of credit, with interest payable at 6.5% and increased to amounts up to $100,000. The balance outstanding at September 30, 2005 is $50,225. Interest expense for the nine months ended September 30, 2005 and 2004 was $3,352 and $1,286, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 6-  NOTES PAYABLE - RELATED PARTIES (CONTINUED)

         The Company on March 24, 2005 settled with a former officer/employee of the Company who was owed back pay. The settlement was for $166,943, $16,943 due at the signing of the settlement agreement and the remaining $150,000 in the form of a promissory note due August 22, 2005 in one lump payment. The note was not paid in August 2005, and extended by the parties until the filing of the disclosure statement with the Securities and Exchange Commission.

         An unsecured $10,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the nine months ended September 30, 2005 was $542.

         An unsecured $20,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the nine months ended September 30, 2005 was $1,057.

         On March 25, 2005, the Company and a director entered into a promissory note agreement for $17,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum. Interest expense for the nine months ended September 30, 2005 was $878.

         On June 24, 2005, the Company and a director entered into a convertible promissory note agreement for $100,000, replacing a promissory note entered into January 7, 2005, due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum. Interest expense for the nine months ended September 30, 2005 was $2,667.


NOTE 7-  CONVERTIBLE DEBENTURES

         On June 28, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Under the Securities Purchase Agreement, Cornell Capital Partners was obligated to purchase $600,000 of secured convertible debentures from the Company. The Company also entered into a $400,000 convertible debenture which was utilized for payment of consulting services. This debenture has a maturity date of June 29, 2007, is non-interest bearing, and convertible into 19,121,211 shares of common stock.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         On June 29, 2004, Cornell Capital Partners purchased $300,000 of convertible debentures and purchased $300,000 additional debentures on August 26, 2004. These debentures accrue interest at a rate of 5% per year. The debentures are convertible into the Company's common stock at the holders' option any time up to maturity at an agreed-upon conversion price. The assets of the Company in accordance with an Inter-creditor Agreement secure the debentures. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at an agreed-upon conversion price. The convertible debentures meet the definition of hybrid instruments, as defined in SFAS 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133). The hybrid instruments are comprised of a i) a debt instrument, as the host contract and ii) an option to convert the debentures into common stock of the Company, as an embedded derivative. The embedded derivative derives its value based on the underlying fair value of the Company's common stock. The Embedded Derivative is not clearly and closely related to the underlying host debt instrument since the economic characteristics and risk associated with this derivative are based on the common stock fair value. The Company has separated the embedded derivative from the hybrid instrument based on an independent valuation of $501,455 and classified the Embedded Derivative as a current liability with an offsetting debit to debt discount, which will be amortized over the term of the debenture based on the effective interest method.

         The embedded derivative does not qualify as a fair value or cash flow hedge under SFAS No. 133. Accordingly, changes in the fair value of the embedded derivative are immediately recognized in earnings and classified as a gain or loss on the embedded derivative financial instrument in the accompanying statements of operations. There was a loss of $1,137,858 recognized for the nine months ended September 30, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         On June 6, 2005 the Company issued a secured debenture to Montgomery Equity Partners, Ltd. in the principal amount of $250,000 with interest to accrue at the rate of 12% per year on the unpaid principal balance. Under the terms of the convertible debenture, all principal and accrued interest is payable at the Company's election on the third year anniversary of June 6, 2007 or may be converted by Montgomery Equity Partners at its election at a conversion price equal to the lesser of
         (i) an amount equal to 110% of the initial bid price of the Company's common stock submitted on Form 211 by a registered market maker to an approved by the NASD or (ii) an amount equal to 80% of the lowest closing bid price of the Company's common stock as quoted by Bloomberg, LP for the five trading days immediately preceding the conversion date. The Company has the right to redeem a portion of all the outstanding principal at a price of 120% of the amount redeemed plus accrued interest. If the Company exercises its right of redemption it must issue a warrant to Cornell Capital to purchase 50,000 shares of the Company's common stock for every $100,000 redeemed. The Company must register any shares of its common stock received by Cornell Capital through conversion or under the warrant should the Company exercise its right of redemption.

         On July 5, 2004, the Company entered into an agreement with Knightsbridge Capital ("Knightsbridge"), whereby Knightsbridge would help the Company obtain capital financing. Upon raising $500,000, Knightsbridge is entitled to common stock equal to 4.99% of the then fully diluted common stock outstanding. The agreement contains an anti-dilution clause which guarantees Knightsbridge cannot be diluted below this percentage for a period of six months from July 5, 2004. In February 2005, the Company issued Knightsbridge 639,891 shares of common stock value at $63,989. The value was included in discount on convertible debentures and is being amortized over the term of the debentures.

         In January 2005, the Company issued an additional $225,000 of convertible debentures for a total of $625,000 of debentures that are convertible into shares of common stock at a price equal to either (a) an amount equal to one hundred twenty percent (120%) of the closing bid price of the common stock as of the closing date or (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the common stock for the thirty trading days immediately preceding the conversion date. The convertible debentures mature in August 2005 and have full registration rights.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 7-  CONVERTIBLE DEBENTURES (CONTINUED)

         Interest expense on the convertible debentures was $65,563 and $5,229 for the nine months ended September 30, 2005 and 2004, respectively. Accrued interest at September 30, 2005 is $75,398.

NOTE 8-  COMMITMENTS AND CONTINGENCIES

         Capital Lease Obligations

         The Company is the lessee of computer equipment and office equipment under capital leases expiring during 2006 in the amount of $11,298. The leases are collateralized by the equipment.

         Minimum lease payments under capital leases at September 30, 2005, are as follows:

                           2006                               $    2,976

                  Less: amounts representing interest               (639)
                  Less: current portion                           (2,337)
                                                              ----------

                           Long-term portion                  $       --
                                                              ==========

         Operating Lease

         The Company has a facility lease for office space and equipment leases with various expiration dates through 2006. Monthly payments for all leases range from $99 to $7,625 per month.

         Minimum lease payments under operating leases at September 30, 2005, are as follows:

                           2006                               $   60,759

         Rent expense for the nine months ended September 30, 2005 and 2004 was $68,623 and $75,287, respectively.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004


NOTE 9-  STOCKHOLDERS' DEFICIT

         Preferred Stock

         On May 14, 2002, the Company's Board of Directors adopted a certificate for 1,000,000 shares (amended on April 17, 2003 to 2,000,000 shares) of the 10,000,000 shares of preferred stock authorized by the shareholders at the Annual Meeting (the "Certificate of Designation"). The Certificate of Designation designated 2,000,000 shares as "Class A Non-Voting, Convertible Preferred Stock" (the "Class A Preferred Stock"). The holder of shares of the Class A Preferred Stock will be entitled to all dividends declared by the Board of Directors at a rate per share 10 times that paid per share of common stock, and will be entitled to convert each share of Class A Preferred Stock for 10 shares of common stock (subject to adjustment upon the occurrence of certain events as specified in the Certificate of Designation), but only to the extent that the aggregate number of shares of common stock held by the holder (and any other person with whom the holder must aggregate shares for purposes of Commission Rule 144) is less than 5% of the Company's outstanding common stock so that the holder will not be deemed to have "control" within the meaning of Commission Rule 405.

         The Certificate of Designation further provides: (1) for liquidation rights that treat one share of Class A Preferred Stock as if it were 1000 shares of common stock in the event of the liquidation, dissolution or winding up of the Company; (2) that the Class A Preferred Stock will have no voting rights; and (3) that no holder of Class A Preferred Stock may serve as an officer or director of the Company, or serve in any capacity with the Company that would render such person a "control person" within the meaning of the Securities Exchange Act.

         The Company at September 30, 2005 has 1,265,831 of the Class A Preferred Shares issued and outstanding. 50,000 were converted to common stock on July 18, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 9-  STOCKHOLDERS' DEFICIT (CONTINUED)

         Common Stock

         As of September 30, 2005, the Company has 65,000,000 shares of common stock authorized and 30,991,616 shares issued and 30,803,645 outstanding. The par value of the common stock is $.10.

         During the nine months ended September 30, 2005, the Company issued:

         9,494,100 shares were issued to Solution Technology, Inc. shareholders in the share exchange. This represents a partial issuance.

         1,407,000 shares of common stock in conversion of 140,700 Class A Preferred Shares.

         638,891 shares of common stock to Knightsbridge as noted in Note 7 under the convertible debenture agreement.

         450,000 shares of common stock for services rendered valued at $45,000.

         5,062,450 shares of common stock valued at $694,495 (ranging from $.05 per share to $.10 per share) for director fees.

         Upon the effective Schedule 14C, the Company will have the available authorized shares to issue to STI for the merger. The Company has reflected a liability for stock to be issued at $.02 per share for the 173,130,150 shares to be issued to STI, net of the 9,494,100 shares issued in the quarter ended September 30, 2005 in consideration for the 100% of STI shares which were cancelled June 20, 2005, the effective date of the merger of the two companies.

         Stock Options and Warrants

         If compensation expense for the Company's stock-based compensation plans had been determined consistent with SFAS 123, amended by SFAS 148, the Company's net income and net income per share including pro forma results would have been the amounts indicated below:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 9-  STOCKHOLDERS' DEFICIT (CONTINUED)

         Stock Options and Warrants (Continued)


                                                         Nine Months Ended September 30,
                                                             2005             2004
                                                             ----             ----
Net loss:
  As reported                                            ($ 2,760,997)   ($ 1,168,242)
  Add: Stock-based employee compensation expense
     included in reported net loss, net of related
     tax effects                                                   --             --
  Less: Total stock-based employee compensation
     expense determined under fair value based
     method for all awards, net of related tax
     effects                                                      (--)           (--)
                                                         ------------    ------------
   Pro forma                                             ($ 2,760,997)   ($ 1,168,242)
Net loss per share:
   As reported:
      Basic                                                    ($0.13)        ($0.03)
      Diluted                                                  ($0.13)        ($0.03)
   Pro forma:
      Basic                                                    ($0.13)        ($0.03)
      Diluted                                                  ($0.13)        ($0.03)


NOTE 10- PROVISION FOR INCOME TAXES

         Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

         At September 30, 2005, deferred tax assets consist of the following:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           SEPTEMBER 30, 2005 AND 2004

NOTE 10- PROVISION FOR INCOME TAXES (CONTINUED)

                                                       2005
                                                   -----------
         Net operating losses                      $ 3,003,903
         Amortization of intangible assets             (24,030)
                                                   -----------

                                                     2,979,873

         Valuation allowance                        (2,979,873)
                                                   -----------
                                                   $        --
                                                   ===========


         At September 30, 2005, the Company had a net operating loss carryforward in the approximate amount of $8,835,010, available to offset future taxable income through 2025. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

         A reconciliation of the Company's effective tax rate as a percentage of income before taxes and federal statutory rate for the nine months ended September 30, 2005 and 2004 is summarized as follows:


                                                         -----------------------
                                                             2005        2004
                                                         -----------  ----------
         Federal statutory rate                            (34.0)%     (34.0)%
         State income taxes, net of federal benefits         3.3         3.3
         Valuation allowance                                 30.7        30.7
                                                         -----------  ----------
                                                              0%          0%
                                                         ===========  ==========

NOTE 11- LITIGATION

         During 2005, the Company received notice of a lawsuit initiated against the Company by Sacks, Sax, Klein in the County Court of Palm Beach County, Florida. The Plaintiff is claiming damages of $8,539.80. No settlement has been reached. The litigation is active.